UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 1, 2025

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(203)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation		Xerox Corporation

Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐

Item 1.01	Entry into a Material Definitive Agreement
Equity Purchase Agreement
As previously reported in a Current Report on
Form 8-K
filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2024 (the “Original
Form 8-K”),
Xerox Corporation (“Xerox Corporation” or “Xerox”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Ninestar Group Company Limited (the “Seller”) and Lexmark International II, LLC (“Lexmark”), which provided, among other things, that, subject to the terms and conditions set forth therein, Xerox Corporation will purchase from the Seller all of the issued and outstanding equity securities of Lexmark (the “Lexmark Acquisition”).
On July 1, 2025 (the “Closing Date”), Xerox Corporation completed its acquisition of all of the issued and outstanding equity securities of Lexmark for total consideration of $1.5 billion, inclusive of net debt and other assumed liabilities.
The material terms of the Purchase Agreement were previously reported in Item 1.01 of the Original Form
8-K.
The foregoing summary and description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Original Form
8-K,
and is incorporated into this Item 1.01 by reference.
Financing Agreements
Amendment to Term Loan Credit Agreement
On the Closing Date, Xerox Corporation made an incremental term loan borrowing of $327,152,215.80 (“Incremental Term Loans”) under its First Lien Term Loan Credit Agreement, dated as of November 17, 2023, among Xerox Corporation, as borrower, Xerox Holdings Corporation (“Holdings”) and certain subsidiaries of Xerox Corporation as guarantors, Jefferies Finance LLC, as administrative agent and collateral agent and the lenders party thereto (the “TLB Facility”) pursuant to an amendment to the TLB Facility. Certain lenders under the Lexmark Credit Agreement (as defined below) (collectively, the “Incremental Term Lenders”) agreed to provide the Incremental Term Loans in an amount equal to their respective outstanding term loans under the Lexmark Credit Agreement and, with respect to Morgan Stanley Senior Funding, Inc. (“MSSF”), its revolving loans and undrawn revolving commitments, in each case under that certain Credit Agreement, dated as of July 13, 2022 (as amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified from time to time prior to the Closing Date, “Lexmark Credit Agreement”) among Lexmark, as US holdings, Lexmark International, Inc., as borrower, the other guarantors party thereto, MSSF, as administrative agent and collateral agent and the lenders party thereto, outstanding immediately prior to the Closing Date. Substantially all of the net proceeds of the Incremental Term Loans were used to repay (through a cashless settlement) a portion of Lexmark’s outstanding debt under the Lexmark Credit Agreement (together with accrued interest and any applicable expenses, fees or premiums) and to pay fees and expenses in connection with the Lexmark Acquisition and the related transactions.
For a summary and description of the TLB Facility governing the Incremental Term Loans, please refer to the full text of the TLB
Facility
, a copy of which was filed as Exhibit 10.1 to the Current Report on Form
8-K
filed on November 20, 2023, together with Amendment No. 1 to the TLB Facility, dated July 1, 2025, a copy of which is filed as Exhibit 10.1 to this Current Report on Form
8-K,
in each case as incorporated into this Item 1.01 by reference.
13.00% Senior Notes Due 2030
On the Closing Date, Holdings completed its private offering of $250,000,000 aggregate principal amount of 13.00% Senior Notes due 2030 (the “2030 Notes”) issued by Holdings. The 2030 Notes were purchased in lieu of the notes originally contemplated by the PIK Notes Commitment Letter (as defined in the Purchase Agreement).
The 2030 Notes are governed by an Indenture, dated as of the Closing Date (the “2030 Indenture”), among Holdings, certain of Holdings’ domestic subsidiaries and U.S. Bank Trust Company, National Association, as trustee, with certain of Holdings’ foreign subsidiaries to be joined as guarantors on a post-closing basis. The 2030 Notes bear interest at a rate of 13.00% per annum, payable quarterly in arrears on April 1, July 1, October 1 and January 1 of each year, beginning on October 1, 2025. The 2030 Notes are unconditionally guaranteed on an unsecured basis by Xerox and certain of Xerox’s domestic subsidiaries, with certain of Xerox’s foreign subsidiaries to provide guarantees on a post-closing basis. The net proceeds of the 2030 Notes were used to fund a portion of the purchase price for the Lexmark Acquisition and to repay a portion of Lexmark’s outstanding debt (together with accrued interest and any applicable expenses, fees or premiums) and to pay fees and expenses in connection with the Lexmark Acquisition and the related transactions.

The foregoing summary and description of the 2030 Notes and 2030 Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2030 Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form
8-K,
and is incorporated into this Item 1.01 by reference.
Escrow Release of 2031 Notes
As previously reported, in connection with the financing for the Lexmark Acquisition, Xerox Corporation completed a private offering of $400,000,000 aggregate principal amount of 13.500% Senior Secured Second Lien Notes due 2031 (the “2031 Notes”) issued by Xerox Issuer Corporation, a wholly owned subsidiary of Xerox Corporation (“Escrow Issuer”). The 2031 Notes were issued under the Indenture dated as of April 11, 2025 (the “Base Indenture”) entered into between the Escrow Issuer and U.S. Bank Trust Company, National Association, as trustee and collateral agent, as supplemented by that certain first supplemental indenture, dated as of May 9, 2025 (the “First Supplemental Indenture”, and together with the Base Indenture and the Second Supplemental Indenture (as defined below), the “2031 Indenture”).

Upon the consummation of the Lexmark Acquisition, the escrowed proceeds from the issuance of the 2031 Notes were released from the escrow account and the Escrow Issuer was merged with and into Xerox Corporation. Upon the Escrow Release, Xerox Corporation, Holdings and certain of Holdings’ domestic and foreign subsidiaries that guarantee Xerox Corporation’s 10.250% Senior Secured First Lien Notes due 2030 entered into a Second Supplemental Indenture, dated July 1, 2025 (the “Second Supplemental Indenture”), to the 2031 Indenture to provide for the assumption by Xerox Corporation of the obligations of the Escrow Issuer as issuer of the 2031 Notes and for the guarantees of the 2031 Notes by Holdings and such subsidiaries (the “Assumption”). As a result of the Escrow Release and the Assumption, the 2031 Notes, subject to certain exceptions and permitted liens, are secured on a second-priority basis by security interests in substantially all of the assets of Holdings and such subsidiaries (the “Xerox Collateral”) that is Fixed Asset Collateral (as defined in the 2031 Indenture) and on a third-priority basis by the Xerox Collateral that is Current Asset Collateral (as defined in the 2031 Indenture).
The foregoing summary and description of the 2031 Notes and
the
2031 Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report on Form
8-K,
together with the Base Indenture, a copy of which was filed as Exhibit 4.2 to the Current Report on Form
8-K
filed on April 11, 2025, and the First Supplemental Indenture, a copy of which was filed as Exhibit 4.1 to the Current Report on Form
8-K
filed on May 9, 2025, in each case, as incorporated into this Item 1.01 by reference.
Registration Rights Agreement
Concurrently with the entry into the Warrant, as described in Item 3.02 below, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of the Closing Date, with the holder of the Warrant, pursuant to which the holder is entitled to certain resale registration rights under a resale registration statement with respect to the shares Common Stock issuable upon exercise of the Warrant, in each case, subject to certain limitations.
The foregoing summary and description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form
8-K,
and is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets
The disclosures set forth in Item 1.01 under the heading “Equity Purchase Agreement” are incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures set forth in Item 1.01 under the heading “Financing Agreements” are incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities
On July 1, 2025, Holdings issued a
pre-funded
warrant (“Warrant”), exercisable for 2,160,256 shares of Holdings’ common stock (“Common Stock”), to one of the purchasers of the 2030 Notes. The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Warrant is exercisable in cash or by means of a cashless exercise and will remain outstanding until exercised.
The foregoing summary and description of the Warrant does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrant, a copy of which is filed as Exhibit 4.2 to this Current Report on
Form 8-K,
and is incorporated into this Item 3.02 by reference.

Item 7.01	Regulation FD Disclosure
On July 1, 2025, the Company issued a press release announcing the closing of the Lexmark Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01	Other Events
On July 1, 2025, Holdings also issued $125,000,000 aggregate principal amount of 13.00% senior unsecured notes maturing June 30, 2026, with the proceeds to be used for general corporate purposes of the combined business, including, without limitation, funding the realization of synergies associated with the Lexmark Acquisition.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements required by Item 9.01(a) of
Form 8-K
will be filed by amendment to this Current Report on
Form 8-K
no later than 71 days following the date on which this Current Report on
Form 8-K
was required to be filed pursuant to Item 2.01.
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of
Form 8-K
will be filed by amendment to this Current Report on
Form 8-K
no later than 71 days following the date on which this Current Report on
Form 8-K
was required to be filed pursuant to Item 2.01.
(d) Exhibits

-
4
-

Exhibit No.	Description
4.1	Indenture, dated as of July 1, 2025, among Xerox Holdings Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee

4.2	Pre-Funded Warrant to Purchase Common Stock, dated July 1, 2025

4.3	Second Supplemental Indenture, dated as of July 1, 2025, by and among Xerox Issuer Corporation, as issuer and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

10.1	Amendment No. 1 to First Lien Term Loan Credit Agreement, dated as of July 1, 2025, by and among Xerox Holdings Corporation, as holdings, Xerox Corporation, as borrower, the other guarantors party thereto, Jefferies Finance LLC, as administrative agent and collateral agent and the lenders party thereto

10.2	Registration Rights Agreement, dated as of July 1, 2025, among Xerox Holdings Corporation and the holder of the Warrant

99.1	Press Release, Dated July 1, 2025, issued by Xerox Holdings Corporation

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: July 2, 2025	By:	/s/ Eric Risi
	Name:	Eric Risi
	Title:	Assistant

XEROX CORPORATION

Date: July 2, 2025	By:	/s/ Eric Risi
	Name:	Eric Risi
	Title:	Assistant